QUALIVEST FUNDS


                     Supplement Dated April 16, 1997 to the
                        Prospectus Dated December 1, 1996



1. Effective March 13, 1997, Irimga McKay replaced George R. Landreth as President and Trustee of the Trust.

2. First Bank System Inc., a financial services holding company based in Minneapolis, Minnesota, has announced its intended acquisition of U.S. Bancorp, the parent corporation of the Trust's investment adviser, Qualivest Capital Management, Inc. Following the acquisition, the surviving company intends to take the U.S. Bancorp name and operate from headquarters located in Minneapolis.



                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE